UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report : April 20, 2020 (November 21, 2019)

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-232308	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01 Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

Accesso Portfolio

Report of Independent Registered Public Accounting Firm

Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2019 (unaudited) and the Year Ended December 31, 2018.

Notes to the Statements of Revenues Over Certain Operating Expenses.

(b)Pro Forma Financial Information

Hartman vREIT XXI, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Information.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2019.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Hartman vREIT XXI, Inc. and Subsidiaries

Opinion on the Financial Statement

We have audited the accompanying statement of revenues over certain operating expenses for the year ended December 31, 2018 and the related notes (collectively referred to as the financial statement) for the Accesso Portfolio. In our opinion, the financial statement presents fairly, in all material respects, the revenues over certain operating expenses of the Accesso Portfolio for the year ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the entity’s management. Our responsibility is to express an opinion on this financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Accesso Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Accesso Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of a Matter

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman vREIT XXI, Inc. and Subsidiaries) as described in Note 2 to the financial statement and is not intended to be a complete presentation of the Accesso Portfolio’s revenues and expenses.

We have served as the auditor for Hartman vREIT XXI, Inc. and Subsidiaries since 2015.

/s/ Weaver and Tidwell, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas
April 20, 2020

ACCESSO PORTFOLIO
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended	Year Ended
	September 30, 2019	December 31, 2018
	(Unaudited)
Revenues:
Rental income	$2,108,916	$3,539,576
Tenant reimbursements and other revenues	53,197	305,119
Total revenues	$2,162,113	$3,844,695

Certain operating expenses:
Operating, maintenance and management	$669,036	$1,168,716
Real estate taxes and insurance	491,081	646,722
Total certain operating expenses	$1,160,117	$1,815,438

Revenues over certain operating expenses	$1,001,996	$2,029,257

See accompanying notes to statements of revenues over certain operating expenses.

ACCESSO PORTFOLIO

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY
On November 21, 2019, Hartman vREIT XXI, Inc. (the “Company”) acquired a fee simple interest in Accesso Portfolio (the "Accesso Portfolio") through Hartman Park Ten Place I & II, LLC (“Park Ten Place, LLC”) and Hartman Timberway II, LLC (“Timberway LLC”), each a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”). Accesso Portfolio consists of two separate properties located in Houston, Texas: the first, two three-story office buildings comprising approximately 91,215 rentable square feet, each building commonly referred to as Park Ten I (“Park Ten I”) and II (“Park Ten II”), respectively (collectively, “Park Ten Place”); the second, a three-story office building comprising approximately 130,828 square feet, commonly referred to as Timberway.

The Accesso Portfolio was acquired from BRI 1840 Park Place, LLC., and BRI 1826 Delaware Timberway, LLC, each an unrelated third party, for a purchase price of $19,600,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Accesso Portfolio with proceeds from the Company’s public offering.

An acquisition fee of approximately $490,000 was earned by Hartman XXI Advisors LLC, our affiliated external advisor, in connection with the purchase of the buildings.

Park Ten I was built in 1979. Park Ten II was built in 1982. As of November 2019, Park Ten Place was approximately 65% occupied by 28 tenants. Hargrove & Associates occupies 27.7% of the total rentable square footage of the property. No other tenant occupies more than 6% of the Park Ten Place buildings.

The Timberway building was built in 1982. As of November 2019, the Timberway Building is 64.2% occupied by 14 tenants. Enventure Global Technology, LLC currently occupies 23.4% of the total rentable square footage of the property. No other tenant occupies more than 6% of Timberway.

2.  BASIS OF PRESENTATION
The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Accesso Portfolio revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the nine months ended September 30, 2019 and the year ended December 31, 2018 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

3.  SIGNIFICANT ACCOUNTING POLICIES
Revenue
Leases are accounted for as operating leases and under the terms of the respective leases. Certain leases may provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases. Rental income is recognized on a straight-line basis over the terms of the individual leases, which commences when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are recognized in tenant reimbursements and other revenues in the period the related costs are incurred.

ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)," (“ASU 2014-09”) amended the guidance for revenue recognition to eliminate the industry-specific revenue recognition guidance and replace it with a principle-based approach for determining revenue recognition. ASU 2014-09 is effective January 1, 2018. Accesso Portfolio revenue is primarily derived from leasing activities, which is specifically excluded from ASU 2014-09. Other revenue is comprised of tenant reimbursements for real estate taxes, insurance, common area maintenance, and operating expenses, which are not included within the scope of ASU 2014-09. Other income includes parking fee income and late fee income. Parking fees are recognized as income when received. Late fees are recognized as income when billed.

Certain Operating Expenses
Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Accesso Portfolio. Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME
The weighted average remaining lease terms for the tenant occupying the Accesso Portfolio was approximately 3 years as of December 31, 2018.  Minimum rents to be received from the tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of December 31, 2018 were as follows:

Minimum Future Rents
Year ended December 31, 2019	$3,061,932
Year ended December 31, 2020	2,919,609
Year ended December 31, 2021	2,142,789
Year ended December 31, 2022	1,600,424
Year ended December 31, 2023	1,294,257
Thereafter	456,657
Total	$11,475,668

5.  COMMITMENTS AND CONTINGENCIES
Litigation
Park Ten Place, LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Park Ten Place, LLC's results of operations.

Timberway LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Timberway LLC's results of operations.

Environmental Matters
In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. the Company has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Accesso Portfolio’s results of operations.

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On November 21, 2019, Hartman vREIT XXI, Inc. (the “Company”) acquired a fee simple interest in Accesso Portfolio (the "Accesso Portfolio") through Hartman Park Ten Place I & II, LLC (“Park Ten Place, LLC”) and Hartman Timberway II, LLC (“Timberway LLC”), each a wholly-owned subsidiary of Hartman vREIT XXI Operating Partnership L.P., our operating partnership (“Operating Partnership”). Accesso Portfolio consists of two properties located in Houston, Texas, the first, two three-story office buildings comprising approximately 91,215 rentable square feet, each building commonly referred to as Park Ten I (“Park Ten I”) and II (“Park Ten II”), respectively (collectively, “Park Ten Place”); the second, a three-story office building comprising approximately 130,828 square feet, commonly referred to as Timberway. The Accesso Portfolio was acquired from BRI 1840 Park Place, LLC., and BRI 1826 Delaware Timberway, LLC, each an unrelated third party, for a purchase price of $19,600,000, exclusive of closing costs. The Company financed the payment of the purchase price for the Accesso Portfolio with proceeds from the Company’s public offering and funds available under the Company's master credit facility.

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2018 and September 30, 2019, and the related statements of operations, equity, and cash flows for the year ended December 31, 2018 and for the three and nine months ended September 30, 2019 and the notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on April 16, 2019 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the SEC on November 14, 2019, respectively.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 have been prepared to give effect to the acquisition of the Accesso Portfolio, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2018.  In the opinion of management, no other pro forma adjustments are required.
These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Accesso Portfolio occurred on January 1, 2018.

HARTMAN vREIT XXI, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2019
		Pro Forma Adjustments
	Hartman vREIT XXI, Inc. (a)	Accesso Portfolio (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$4,131,922	$2,108,916	$—		$6,240,838
Tenant reimbursements and other revenues	511,425	53,197	—		564,622
Total revenues	4,643,347	2,162,113	—		6,805,460

Expenses
Property operating expenses	1,973,312	669,036	—		2,642,348
Asset management fees	188,017	—	110,250	(c)	298,267
Organization and offering costs	183,119	—	—		183,119
Real estate taxes and insurance	724,688	491,081	—		1,215,769
Depreciation and amortization	2,637,593	—	1,004,041	(d)	3,641,634
General and administrative	300,218	—	—		300,218
Interest expense	405,370	—	330,750	(e)	736,120
Interest and dividend income	(321,611)	—	—		(321,611)
Total expenses	6,090,706	1,160,117	1,445,041		8,695,864
Loss from operations	(1,447,359)	1,001,996	(1,445,041)		(1,890,404)

Net (loss) attributable to Hartman vREIT XXI, Inc.	$(1,447,359)	$1,001,996	$(1,445,041)		$(1,890,404)
Basic and diluted loss per common share:
Net (loss) income attributable to common stockholders	$(0.28)				$(0.36)
Weighted average number of common shares outstanding, basic and diluted	5,228,371				5,228,371

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN vREIT XXI, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)Historical financial information for the nine months September 30, 2019 is derived from the Company’s Form 10-Q for the nine months ended September 30, 2019.

(b)Represents items of revenue and certain operating expenses for the Accesso Portfolio for the nine months ended September 30, 2019.

(c)Represents pro forma asset management fees payable to Hartman XXI Advisors LLC, at the rate of 0.75% per annum multiplied by the $19,600,000 acquisition cost, prorated for the nine months period.

(d)Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)Pro forma interest expense assumes the $9,800,000 acquisition indebtedness incurred in connection with the Accesso Portfolio purchase was effective January 1, 2018 with an annual interest only rate of 4.50% per annum, prorated for the nine months period.

HARTMAN vREIT XXI, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
		Pro Forma Adjustments
	Hartman vREIT XXI, Inc. (a)	Accesso Portfolio (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$1,283,177	$3,539,576	$—		$4,822,753
Tenant reimbursements and other revenues	267,069	305,119	—		572,188
Total revenues	1,550,246	3,844,695	—		5,394,941

Expenses
Property operating expenses	487,562	1,168,716	—		1,656,278
Asset management fees	84,721	—	147,000	(c)	231,721
Organization and offering costs	119,982	—	—		119,982
Real estate taxes and insurance	318,055	646,722	—		964,777
Depreciation and amortization	806,537	—	1,338,722	(d)	2,145,259
General and administrative	344,673	—	—		344,673
Interest expense	283,966	—	441,000	(e)	724,966
Interest and dividend income	—	—	—		—
Total expenses	2,445,496	1,815,438	1,926,722		6,187,656
Loss from operations	(895,250)	2,029,257	(1,926,722)		(792,715)

Equity in loss of unconsolidated joint venture	(396,979)	—	—		(396,979)
Net (loss) attributable to Hartman vREIT XXI, Inc.	$(1,292,229)	$2,029,257	$(1,926,722)		$(1,189,694)
Basic and diluted loss per common share:
Net (loss) income attributable to common stockholders	$(0.48)				$(0.44)
Weighted average number of common shares outstanding, basic and diluted	2,716,593				2,716,593

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN vREIT XXI, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)Historical financial information for the year ended December 31, 2018 is derived from the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2018.

(b)Represents items of revenue and certain operating expenses for the Accesso Portfolio for the year ended December 31, 2018, as if the company owned Accesso Portfolio effective January 1, 2018, derived from statement of Revenues over Certain Operating Expenses for the year ended December 31, 2018.

(c)Represents pro forma asset management fees payable to Hartman XXI Advisors LLC, at the rate of 0.75% per annum multiplied by the $19,600,000 acquisition cost.

(d)Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation.  The Company’s actual final purchase price allocation may be different.

(e)Pro forma interest expense assumes the $9,800,000 acquisition indebtedness incurred in connection with the Accesso Portfolio purchase was effective January 1, 2018 with an annual interest-only rate of 4.50% per annum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: April 20, 2020	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer
___________________________________________________________________